SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2006 (December 4, 2006)

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) In connection with the December 31, 2006 termination of Ambac’s Pension Plan, on December 4, 2006, the Compensation Committee amended Ambac’s Supplemental Pension Plan and Excess Benefits Plan effective as of December 31, 2006. These plans provide certain supplemental retirement benefits to certain of Ambac’s highly paid employees, including its executive officers. As of December 31, 2006, such employees will not accrue additional benefits under the plans. The amendments approved by the Compensation Committee also provide participants with certain payment elections for the benefits accrued under the plans as of December 31, 2006. Ambac will be replacing retirement benefits under the Pension Plan, Supplemental Pension Plan and Excess Pension Plan with an enhanced contribution to its Savings Incentive Plan and nonqualified Savings Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)
Dated: December 8, 2006

	By:	/s/ Anne Gill Kelly
Anne Gill Kelly
Managing Director, Corporate Secretary and Assistant General Counsel